SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 31, 2002
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12560 West Creek Parkway, Richmond, Virginia              23238
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7300
                                                    ------------------------

                            N/A
------------------------------------------------------------
(Former name or former address, if changed since last report

Item 5.   OTHER EVENTS

          On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, case number 00-34533. On January 31, 2002 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended December 31, 2001, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended December 31, 2001 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  February 14, 2002                     By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                    EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                 December 31,  February 28,
                                                    2001          2001
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $    9,987    $    4,700
    Accounts Receivable, Net                             --        40,692
    Inventories                                      43,047       245,584
    Other Receivables                                14,823        18,710
    Prepaid Expenses                                  4,448        18,317
                                                  ---------     ---------
    Total Current Assets                             72,305       328,003
                                                  ---------     ---------

    Land and Buildings                               23,893       103,525
    Fixtures, Furniture and Vehicles                  9,151        99,925
    Leasehold Improvements                           23,396       151,898
    Construction in Progress                             11           434
                                                  ---------     ---------
    Total Property and Equipment                     56,451       355,782
    Accumulated Depreciation and Amortization        19,431       160,496
                                                  ---------     ---------
    Property and Equipment, Net                      37,020       195,286
                                                  ---------     ---------

    Other Assets                                    115,575       137,919
                                                  ---------     ---------
    TOTAL ASSETS                                 $  224,900    $  661,208
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $   10,225
    Accounts Payable                                  6,782        29,511
    Accrued Expenses                                 29,782        53,489
    Deffered Income Taxes                               (16)           --
    Deferred Revenue                                  7,919        23,662
                                                  ---------     ---------
    Total Current Liabilities                        44,467       116,887
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --        15,000
    Liabilities Subject to Compromise               713,652       761,374

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,525       121,525
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (895,615)     (594,449)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (533,219)     (232,053)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  224,900    $  661,208
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                           One Month Ended     Ten Months Ended
                                           December 31, 2001   December 31, 2001
                                          ------------------  ------------------

Sales                                              $ 29,480           $ 341,611
Costs of Sales                                       16,222             205,578
                                                    -------            --------
    Maintained Margin                                13,258             136,033

Finance Income                                           70                 577
Insurance Income                                         16                 205
Other Income                                          1,921              19,262
                                                    -------            --------
    Total Income                                     15,265             156,077

Store Salaries Expense                                3,416              48,535
Advertising Expense                                   2,538              34,119
Store Rent & Amortization Expense                     1,478              25,606
Store Selling, General & Administrative Expense       4,294              61,298
Corporate General & Administrative Expense            1,885              37,983
Distribution Expense                                  1,743              31,573
Interest Expense                                         39               2,787
                                                    -------            --------
    Total Operating Expense                          15,393             241,901

Operating Loss Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes          (128)            (85,824)

Reorganization Items:
  Store and Distribution Center Exit Costs           (6,042)           (186,451)
  Credit Operations Exit Costs                           --             (15,524)
  Asset Impairment                                       --              (7,138)
  Interest Income                                        --                   2
  Trustee Fees                                           --                 (34)
  Professional Fees                                    (705)            (11,404)
                                                    -------            --------
     Total Reorganization Items                      (6,747)           (220,549)

Delivered Sales Adjustment                              674               6,195
                                                    -------            --------
Loss Before Income Taxes                             (6,201)           (301,178)
Income Taxes                                             --                 988
                                                    -------            --------
Net Loss                                           $ (6,201)          $(300,166)
                                                    =======            ========

Loss per Share                                     $  (0.10)          $   (4.96)

Diluted Shares                                       60,763              60,763

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended      Ten Months Ended
                                           December 31, 2001   December 31, 2001
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                          $ (6,201)          $(301,166)
Adjustments to reconcile net loss to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                       325               9,897
   Reorganization items                              6,747             220,516
   Change in operating assets and liabilities:
       Accounts receivable                              --              25,249
       Other receivables                            (1,382)              8,024
       Inventories                                   2,758              94,097
       Prepaid expenses                                (14)              5,333
       Deferred revenue                             (1,131)            (12,899)
       Accounts payable                               (610)             (8,043)
       Accrued expenses                              1,150             (13,095)
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                               1,642              27,913
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                  (54)             (1,870)
  Disposals of property and equipment                   --                 982
  Proceeds from dispositions of fixed
    assets - reorganization                            521              23,425
  Miscellaneous investments                            (79)             25,572
                                                 ---------           ---------
Net cash provided by investing activities              388              48,109
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                        --                 (13)
  Payments of long-term debt                            --                 (38)
  DIP proceeds (payments) - Revolving Facility          --             (10,225)
  DIP proceeds (payments) - Term Facility               --             (15,000)
  Restricted cash                                   (1,750)            (45,459)
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                              (1,750)            (70,735)
                                                 ---------           ---------
Net increase in cash                                   280               5,287
Cash at beginning of period                          9,707               4,700
                                                 ---------           ---------
Cash at end of period                           $    9,987          $    9,987
                                                 =========           =========
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